UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

811-23247

(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin McCulloch

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2019 - December 31, 2019

Item 1. Schedule of Investments.

XAI Octagon Floating Rate & Alternative Income Term Trust

Schedule of Investments
December 31, 2019 (Unaudited)
		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SECURED SECOND LIEN LOANS(b) - 8.95%* (5.75% of Total Investments)
Aerospace & Defense - 0.34% (0.22% of Total Investments)
Constellis Holdings LLC, B	6.93%	3M US L + 5.00%	04/21/2024	$754,772	$301,909

Commercial Services & Supplies - 0.86% (0.55% of Total Investments)
AVSC Holding Corp., Initial	9.16%	3M US L + 7.25%	09/01/2025	805,556	757,222

Communications Equipment - 0.33% (0.21% of Total Investments)
Global Tel*Link Corp.	10.05%	1M US L + 8.25%	11/29/2026	347,222	295,882

Diversified Financial Services - 0.56% (0.36% of Total Investments)
Edelman Financial Center LLC, Initial	8.54%	1M US L + 6.75%	07/20/2026	500,000	497,500

Energy Equipment & Services - 0.26% (0.17% of Total Investments)
McDermott International, Inc.	6.94%	3M US L + 5.00%	05/09/2025	400,005	232,903

Health Care Providers & Services - 0.14% (0.09% of Total Investments)
Albany Molecular Research, Inc., Initial	8.80%	1M US L + 7.00%	08/30/2025	126,466	125,991

Hotels, Restaurants & Leisure - 0.37% (0.24% of Total Investments)
Affinity Gaming, Initial	10.05%	1M US L + 8.25%	01/31/2025	340,006	323,855

Insurance - 1.94% (1.25% of Total Investments)
Asurion LLC, Replacement B-2	8.30%	1M US L + 6.50%	08/04/2025	1,700,000	1,719,550

Real Estate Investment Trusts (REITs) - 0.70% (0.45% of Total Investments)
Capital Automotive LP, Initial Tranche B	7.80%	1M US L + 6.00%	03/24/2025	620,378	621,309

Software - 3.45% (2.21% of Total Investments)
EagleView Technology Corp.	9.41%	3M US L + 7.50%	08/14/2026	264,991	250,417
McAfee LLC, Initial	10.30%	1M US L + 8.50%	09/29/2025	875,000	878,509
MH Sub I LLC, Amendment No. 2 Initial	9.30%	1M US L + 7.50%	09/15/2025	1,000,000	995,630
Misys, Ltd., Dollar Term Loan	9.45%	3M US L + 7.25%	06/13/2025	950,000	926,592
Total Software				3,089,991	3,051,148

Total Secured Second Lien Loans (Cost $8,741,939)				$8,684,396	$7,927,269

SENIOR SECURED FIRST LIEN LOANS(b) - 67.10%* (43.11% of Total Investments)
Aerospace & Defense - 0.15% (0.10% of Total Investments)
Constellis Holdings Llc, Tlb(d)	N/A	L + 10.00%	12/16/2020	133,169	133,169

Airlines - 0.44% (0.28% of Total Investments)
Allegiant Travel Co, Class B	6.39%	3M US L + 4.50%	02/05/2024	389,812	392,249

Automobiles - 0.45% (0.29% of Total Investments)
Truck Hero, Inc., Initial	5.55%	1M US L + 3.75%	04/22/2024	411,106	399,800

Chemicals - 1.37% (0.88% of Total Investments)
Ascend Performance Materials Operations LLC, Initial	7.19%	1M US L + 5.25%	08/27/2026	761,668	767,381

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Chemicals (continued)
INEOS Enterprises Holdings US Finco LLC, Initial Tranche B Dollar	5.91%	3M US L + 4.00%	08/28/2026	$266,870	$267,425
Innovative Water Care Global Corp., Initial	6.94%	3M US L + 5.00%	02/27/2026	224,150	179,320
Total Chemicals				1,252,688	1,214,126

Commercial Services & Supplies - 3.49% (2.24% of Total Investments)
Belfor Holdings, Inc., Initial	5.69%	1M US L + 4.00%	04/06/2026	649,855	651,480
Dun & Bradstreet Corp., Initial Borrowing	6.79%	1M US L + 5.00%	02/06/2026	961,744	969,361
Garda World Security Corp., Initial	6.66%	3M US L + 4.75%	10/30/2026	1,002,689	1,008,334
Harland Clarke Holdings Corp., Initial	6.69%	3M US L + 4.75%	11/03/2023	581,967	461,936
Total Commercial Services & Supplies				3,196,255	3,091,111

Communications Equipment - 1.88% (1.21% of Total Investments)
Global Tel*Link Corp.	6.05%	1M US L + 4.25%	11/29/2025	459,440	416,023
Infoblox, Inc., New	6.30%	1M US L + 4.50%	11/07/2023	578,652	580,341
Intelsat Jackson Holdings S.A., Term B-4 Loan	6.43%	6M US L + 4.50%	01/02/2024	500,000	503,480
MLN US HoldCo LLC, B	6.19%	1M US L + 4.50%	11/30/2025	171,916	162,031
Total Communications Equipment				1,710,008	1,661,875

Construction & Engineering - 0.32% (0.20% of Total Investments)
TRC Companies, Inc., B(d)	N/A	L + 4.75%	06/21/2024	283,353	281,228

Containers & Packaging - 0.84% (0.54% of Total Investments)
Pregis TopCo LLC, Initial	5.80%	1M US L + 4.00%	07/31/2026	238,650	238,576
Sabert Corp., B	6.25%	3M US L + 4.50%	12/10/2026	500,000	503,960
Total Containers & Packaging				738,650	742,536

Distributors - 0.96% (0.61% of Total Investments)
United Natural Foods, Inc., Initial	6.05%	1M US L + 4.25%	10/22/2025	992,500	846,851

Diversified Consumer Services - 3.94% (2.53% of Total Investments)
Cast & Crew Payroll LLC, Initial	5.80%	1M US L + 4.00%	02/09/2026	994,994	998,934
Sotheby's, B	7.24%	1M US L + 5.50%	01/15/2027	465,295	460,061
Staples, Inc., 2019 Refinancing New B-1	6.69%	1M US L + 5.00%	04/16/2026	992,741	974,504
Travelport Finance S.à r.l., Initial	6.94%	3M US L + 5.00%	05/29/2026	1,134,055	1,056,939
Total Diversified Consumer Services				3,587,085	3,490,438

Diversified Financial Services - 2.13% (1.37% of Total Investments)
Nexus Buyer LLC, B	5.46%	1M US L + 3.75%	11/09/2026	997,769	1,003,696
Refinitiv US Holdings, Inc., Initial Dollar	4.95%	1M US L + 3.25%	10/01/2025	877,911	885,373
Total Diversified Financial Services				1,875,680	1,889,069

Diversified Telecommunication Services - 3.26% (2.10% of Total Investments)
Altice France S.A., USD TLB-13 Incremental	5.74%	1M US L + 4.00%	08/14/2026	1,060,000	1,060,880
LCPR Loan Financing LLC, Initial	6.74%	1M US L + 5.00%	10/15/2026	1,242,661	1,256,641
Syniverse Holdings, Inc., Tranche C	6.85%	2M US L + 5.00%	03/09/2023	617,064	573,536
Total Diversified Telecommunication Services				2,919,725	2,891,057

Electronic Equipment, Instruments & Components - 1.67% (1.07% of Total Investments)
Mavenir Systems, Inc., Initial	7.91%	3M US L + 6.00%	05/08/2025	738,133	730,751
Mirion Technologies LLC, Initial Dollar(d)	N/A	L + 4.00%	03/06/2026	500,000	504,040

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Electronic Equipment, Instruments & Components (continued)
Triton Solar US Acquisition Co., Initial	7.80%	1M US L + 6.00%	10/29/2024	$287,822	$240,332
Total Electronic Equipment, Instruments & Components				1,525,955	1,475,123

Energy Equipment & Services - 0.95% (0.61% of Total Investments)
McDermott International, Inc., Facility(c)	11.78%	3M US L + 10.57%	10/21/2021	152,973	157,696
WaterBridge Midstream Operating LLC, Initial	7.83%	3M US L + 5.75%	06/22/2026	700,830	687,689
Total Energy Equipment & Services				853,803	845,385

Food Products - 0.80% (0.52% of Total Investments)
Give & Go Prepared Foods Corp., 2017	6.19%	3M US L + 4.25%	07/29/2023	256,803	243,963
Sage Borrowco LLC, B	6.55%	1M US L + 4.75%	06/20/2026	463,233	466,128
Total Food Products				720,036	710,091

Health Care Equipment & Supplies - 1.86% (1.19% of Total Investments)
Aldevron LLC, B	6.19%	3M US L + 4.25%	10/12/2026	884,830	893,678
Auris Luxembourg III S.a r.l., Facility B2	5.55%	1M US L + 3.75%	02/27/2026	748,116	751,236
Total Health Care Equipment & Supplies				1,632,946	1,644,914

Health Care Providers & Services - 6.15% (3.95% of Total Investments)
Air Medical Group Holdings, Inc., 2018 New	5.95%	1M US L + 4.25%	03/14/2025	496,215	480,088
BW NHHC Holdco, Inc., Initial	6.91%	3M US L + 5.00%	05/15/2025	532,156	425,724
Phoenix Guarantor, Inc., Initial	6.21%	1M US L + 4.50%	03/05/2026	662,725	665,714
Radiology Partners, Inc., B	6.66%	3M US L + 4.75%	07/09/2025	969,234	970,853
Regionalcare Hospital Partners Holdings, Inc., B	6.40%	1M US L + 4.59%	11/16/2025	908,751	915,339
Verscend Holding Corp., B	6.30%	1M US L + 4.50%	08/27/2025	754,494	758,893
WIRB - Copernicus Group, INC.(d)	N/A	L + 4.00%	12/11/2026	456,956	456,956
WP CityMD Bidco LLC, Initial	6.44%	3M US L + 4.50%	08/13/2026	769,951	770,113
Total Health Care Providers & Services				5,550,482	5,443,680

Health Care Technology - 2.41% (1.55% of Total Investments)
athenahealth, Inc., B	6.40%	3M US L + 4.50%	02/11/2026	1,238,851	1,243,497
Zelis Cost Management Buyer, Inc., B	6.55%	1M US L + 4.75%	09/30/2026	889,472	893,181
Total Health Care Technology				2,128,323	2,136,678

Hotels, Restaurants & Leisure - 2.88% (1.85% of Total Investments)
Casablanca US Holdings, Inc., Amendment No. 2 Initial	5.93%	3M US L + 4.00%	03/29/2024	831,413	785,685
CEC Entertainment, Inc., B	8.30%	1M US L + 6.50%	08/30/2026	983,547	942,100
NPC International, Inc., Initial	5.43%	3M US L + 3.50%	04/19/2024	377,871	174,387
Red Lobster Management LLC, Initial	7.05%	1M US L + 5.25%	07/28/2021	650,680	644,173
Total Hotels, Restaurants & Leisure				2,843,511	2,546,345

Household Products - 1.62% (1.04% of Total Investments)
Sunshine Luxembourg VII SARL, Facility B1	6.19%	3M US L + 4.25%	10/01/2026	1,423,747	1,435,692

Insurance - 2.76% (1.77% of Total Investments)
Hub International, Ltd., 2019 Incremental	5.90%	3M US L + 4.00%	04/25/2025	1,423,839	1,436,910
USI, Inc., 2019 New(d)	N/A	L + 4.00%	12/02/2026	1,000,000	1,005,420
Total Insurance				2,423,839	2,442,330

Internet Software & Services - 5.96% (3.83% of Total Investments)
EIG Investors Corp., 2018 Refinancing	5.67%	3M US L + 3.75%	02/09/2023	308,429	304,265
Ellie Mae, Inc.	5.94%	3M US L + 4.00%	04/17/2026	1,268,908	1,274,466

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Internet Software & Services (continued)
Imperva, Inc.	5.99%	3M US L + 4.00%	01/12/2026	$414,773	$388,227
Playtika Holding Corp., B	7.80%	1M US L + 6.00%	12/10/2024	2,002,803	2,021,830
Shutterfly, Inc., B	8.10%	3M US L + 6.00%	09/25/2026	847,385	793,008
Ultimate Software Group, Inc., Initial	5.55%	1M US L + 3.75%	05/04/2026	498,750	501,633
Total Internet Software & Services				5,341,048	5,283,429

IT Services - 0.58% (0.38% of Total Investments)
West Corp., Initial B	5.93%	3M US L + 4.00%	10/10/2024	612,202	517,396

Media - 4.66% (3.00% of Total Investments)
Ancestry.com Operations, Inc., Extended	6.05%	1M US L + 4.25%	08/27/2026	995,062	975,788
Creative Artists Agency LLC, Closing Date	5.55%	1M US L + 3.75%	11/27/2026	686,213	691,360
Cumulus Media New Holdings, Inc., Initial	5.55%	1M US L + 3.75%	03/31/2026	1,071,736	1,081,736
Houghton Mifflin Harcourt Publishers, Inc., B	8.04%	1M US L + 6.25%	11/22/2024	1,000,000	993,330
MediArena Acquisition B.V., Dollar B	7.84%	3M US L + 5.75%	08/13/2021	241,906	242,376
Terrier Media Buyer, Inc., B(d)	N/A	L + 4.25%	12/12/2026	143,983	145,333
Total Media				4,138,900	4,129,923

Oil, Gas & Consumable Fuels - 1.07% (0.69% of Total Investments)
Blackstone CQP Holdco LP, Initial	5.41%	3M US L + 3.50%	09/30/2024	748,120	751,045
Permian Production Partners LLC, Initial Advances	11.75%	3M US L + 8.00%	05/20/2024	433,088	194,890
Total Oil, Gas & Consumable Fuels				1,181,208	945,935

Pharmaceuticals - 0.25% (0.16% of Total Investments)
Amneal Pharmaceuticals, LLC, Initial Term Loan	5.31%	1M US L + 3.50%	05/04/2025	248,520	222,550

Professional Services - 0.52% (0.33% of Total Investments)
AQ Carver Buyer, Inc., Initial	6.94%	3M US L + 5.00%	09/23/2025	466,720	457,386

Real Estate Management & Development - 0.90% (0.57% of Total Investments)
Forest City Enterprises LP, Replacement	5.30%	1M US L + 3.50%	12/08/2025	789,364	792,568

Software - 8.28% (5.32% of Total Investments)
Cambium Learning Group, Inc., Initial(d)	N/A	L + 4.50%	12/18/2025	1,000,000	965,000
DCert Buyer, Inc., B	5.80%	1M US L + 4.00%	10/16/2026	796,742	798,535
DiscoverOrg LLC, Initial	6.30%	1M US L + 4.50%	02/02/2026	983,108	985,565
McAfee LLC, B USD	5.55%	1M US L + 3.75%	09/30/2024	1,081,866	1,085,923
Micro Holding Corp. & MH Sub I, LLC, Term Loan	5.55%	1M US L + 3.75%	09/13/2024	498,724	499,278
Perforce Software, Inc., B	6.30%	1M US L + 4.50%	07/01/2026	451,022	450,743
Project Alpha Intermediate Holding, Inc., 2019 Incremental	6.24%	3M US L + 4.25%	04/26/2024	593,604	597,314
TIBCO Software, Inc., B-2	5.71%	1M US L + 4.00%	06/30/2026	949,717	952,984
Upland Software, Inc., Initial	5.55%	1M US L + 3.75%	08/06/2026	1,000,000	1,001,250
Total Software				7,354,783	7,336,592

Specialty Retail - 1.26% (0.81% of Total Investments)
Bass Pro Group LLC, Initial	6.80%	1M US L + 5.00%	09/25/2024	756,490	753,653
Payless, Inc.
Tranche A-1(e)	14.50%	1M US L + 9.00%	02/10/2022	359,832	269,874
Tranche A-2(e)	15.50%	3M US L + 10.00%	08/10/2022	643,500	93,308
Total Specialty Retail				1,759,822	1,116,835

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Textiles, Apparel & Luxury Goods - 1.26% (0.81% of Total Investments)
Champ Acquisition Corp., Initial	7.44%	3M US L + 5.50%	12/19/2025	$541,130	$539,328
Elevate Textiles, Inc., Initial	6.69%	1M US L + 5.00%	05/01/2024	703,657	576,999
Total Textiles, Apparel & Luxury Goods				1,244,787	1,116,327

Wireless Telecommunication Services - 2.03% (1.31% of Total Investments)
Digicel International Finance, Ltd., Initial B	5.34%	3M US L + 3.25%	05/27/2024	596,214	530,332
Iridium Satellite LLC, B	5.55%	1M US L + 3.75%	11/04/2026	1,257,005	1,271,938
Total Wireless Telecommunication Services				1,853,219	1,802,270

Total Senior Secured First Lien Loans (Cost $60,872,917)				$61,583,246	$59,434,958

CLO DEBT(b)(f)- 21.83%* (14.03% of Total Investments)
Anchorage Capital CLO 2018-10, Ltd., Series 2018-10A(g)	7.75%	3M US L + 5.75%	10/15/2031	500,000	468,656
Apidos CLO XXVIII, Series 2017-28A(g)	7.47%	3M US L + 5.50%	01/20/2031	1,000,000	919,784
Apidos CLO XXXII, Series 2020-32A(g)	6.75%	3M US L + 6.75%	01/20/2033	250,000	250,000
Atrium XIV LLC, Series 2018-14A(g)	7.65%	3M US L + 5.65%	08/23/2030	500,000	463,296
Carlyle US CLO 2019-4, Ltd., Series 2020-4A(g)	7.65%	3M US L + 7.65%	01/15/2033	600,000	600,000
CIFC Funding 2015-I, Ltd., Series 2015-1A(g)	7.95%	3M US L + 6.00%	01/22/2031	500,000	474,582
CIFC Funding 2017-II, Ltd., Series 2017-2A(g)	7.92%	3M US L + 5.95%	04/20/2030	500,000	473,771
CIFC Funding 2017-V, Ltd., Series 2017-5A(g)	8.10%	3M US L + 6.10%	11/16/2030	1,000,000	953,471
Dryden 64 CLO, Ltd., Series 2018-64A(g)	7.60%	3M US L + 5.60%	04/18/2031	500,000	477,539
GoldenTree Loan Management US CLO 1, Ltd., Series 2017-1A(g)	7.57%	3M US L + 5.60%	04/20/2029	1,000,000	797,791
GoldenTree Loan Opportunities XI, Ltd., Series 2015-11A(g)	7.40%	3M US L + 5.40%	01/18/2031	750,000	702,765
HPS Loan Management 11-2017, Ltd., Series 2017-11A(g)	9.76%	3M US L + 7.85%	05/06/2030	1,000,000	857,164
Madison Park Funding XVII, Ltd., Series 2015-17A(g)	9.45%	3M US L + 7.48%	07/21/2030	1,000,000	851,058
Madison Park Funding XXIV, Ltd., Series 2019-24A(g)	9.17%	3M US L + 7.20%	10/20/2029	250,000	250,631
Madison Park Funding XXXVI, Ltd., Series 2019-36A(g)	7.25%	3M US L + 7.25%	01/15/2033	1,000,000	1,000,000
Magnetite XXIV, Ltd., Series 2019-24A(g)	8.86%	3M US L + 6.95%	01/15/2033	500,000	500,004
Neuberger Berman CLO XIV, Ltd., Series 2013-14A(g)	8.39%	3M US L + 6.45%	01/28/2030	1,000,000	967,092
OZLM XXII, Ltd., Series 2018-22A(g)	7.30%	3M US L + 5.30%	01/17/2031	500,000	444,330
Regatta XIV Funding, Ltd., Series 2018-3A(g)	7.89%	3M US L + 5.95%	10/25/2031	750,000	709,268
Regatta XVI Funding, Ltd., Series 2019-2A(g)	8.90%	3M US L + 7.00%	01/15/2033	1,000,000	976,842
Sound Point CLO II, Ltd., Series 2013-1A(g)	7.44%	3M US L + 5.50%	01/26/2031	250,000	223,841
Sound Point CLO XVIII, Ltd., Series 2017-4A(g)	7.47%	3M US L + 5.50%	01/20/2031	500,000	447,224
Symphony CLO XVIII, Ltd., Series 2016-18A(g)	8.28%	3M US L + 6.35%	01/23/2028	1,500,000	1,452,590
Symphony CLO XX, Ltd., Series 2019-20A(g)	8.29%	3M US L + 6.29%	01/16/2032	1,000,000	962,874
Symphony CLO XXI, Ltd., Series 2019-21A(g)	9.11%	3M US L + 6.75%	07/15/2032	1,000,000	983,093
THL Credit Wind River 2017-4 CLO, Ltd., Series 2017-4A(g)	7.70%	3M US L + 5.80%	11/20/2030	500,000	471,813
THL Credit Wind River 2019-1 CLO, Ltd., Series 2019-1A(g)	8.69%	3M US L + 6.72%	04/20/2031	750,000	735,663
Voya CLO 2013-2, Ltd., Series 2013-2A(g)	7.54%	3M US L + 5.60%	04/25/2031	1,000,000	926,576
Total CLO Debt (Cost $20,336,525)				$20,600,000	$19,341,718

CLO EQUITY(f)(h)- 51.36%* (33.00% of Total Investments)
Anchorage Capital CLO 1-R, Ltd., Series 2018-1RA(g)	N/A	Estimated yield of 16.50%	04/13/2031	4,150,000	3,269,046
Anchorage Capital CLO 3-R, Ltd., Series 2014-3RA(g)	N/A	Estimated yield of 15.76%	01/28/2031	1,400,000	1,093,540
Anchorage Capital CLO 4-R, Ltd., Series 2018-4RA(g)	N/A	Estimated yield of 16.43%	01/28/2031	3,000,000	2,262,900
Anchorage Capital CLO 9, Ltd., Series 2016-9A(g)	N/A	Estimated yield of 18.24%	07/15/2032	2,500,000	1,071,785
Apidos CLO XXVII, Series 2017-27A(g)	N/A	Estimated yield of 15.14%	07/17/2030	1,300,000	724,622
Apidos CLO XXVIII, Series 2017-28A(g)	N/A	Estimated yield of 9.70%	01/20/2031	3,500,000	2,411,300
Carlyle Global Market Strategies CLO 2013-1, Ltd., Series 2013-1A(g)	N/A	Estimated yield of 14.19%	08/14/2030	3,500,000	1,514,415

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
CLO EQUITY(f)(h) (continued)
Carlyle Global Market Strategies CLO 2016-1, Ltd., Series 2016-1A(g)	N/A	Estimated yield of 10.74%	04/20/2027	$598,000	$376,501
Carlyle US CLO 2018-2, Ltd., Series 2018-2A(g)	N/A	Estimated yield of 12.68%	10/15/2031	933,000	591,243
Carlyle US CLO 2019-4, Ltd., Series 2020-4A(g)	N/A	Estimated yield of 0.00%	01/15/2033	4,000,000	3,090,000
Catamaran CLO 2015-1, Ltd., Series 2015-1A(g)	N/A	Estimated yield of 8.88%	04/22/2027	750,000	252,769
CIFC Funding 2017-3a Sub, Series 2017-3A(g)	N/A	Estimated yield of 16.41%	07/30/2030	650,000	439,180
CIFC Funding 2017-III, Ltd., Series 2017-3A(g)	N/A	Estimated yield of 13.94%	07/30/2030	750,000	506,746
CIFC Funding 2017-V, Ltd., Series 2017-5A(g)	N/A	Estimated yield of 11.37%	11/16/2030	3,000,000	2,105,625
CIFC Funding 2018-I, Ltd., Series 2018-1A(g)	N/A	Estimated yield of 13.50%	04/18/2031	3,250,000	2,510,245
CIFC Funding 2018-III, Ltd., Series 2018-3A(g)	N/A	Estimated yield of 20.84%	07/18/2031	3,000,000	2,199,234
CIFC Funding 2019-III, Ltd., Series 2019-3A(g)	N/A	Estimated yield of 12.32%	07/16/2032	750,000	586,703
Dryden 34 Senior Loan Fund, Series 2014-34A(g)	N/A	Estimated yield of 0.00%	10/15/2026	5,000,000	29,000
Madison Park Funding XVIII, Ltd., Series 2015-18A(g)	N/A	Estimated yield of 5.26%	10/21/2027	4,000,000	2,347,212
Niagara Park Clo, Ltd., Series 2019-1A(g)	N/A	Estimated yield of 18.01%	07/17/2032	2,648,000	1,984,250
Oak Hill Credit Partners X-R, Ltd., Series 2014-10RA(g)	N/A	Estimated yield of 15.58%	12/20/2030	4,800,000	1,766,419
OHA Credit Partners XI, Ltd., Series 2015-11A(g)	N/A	Estimated yield of 15.72%	01/20/2032	2,750,000	1,819,196
OHA Credit Partners XII, Ltd., Series 2016-12A(g)	N/A	Estimated yield of 18.43%	07/23/2030	1,500,000	1,122,090
Sound Point CLO III, Ltd., Series 2017-3A(g)	N/A	Estimated yield of 15.84%	10/20/2030	1,500,000	991,599
Sound Point CLO III-R, Ltd., Series 2013-2RA(g)	N/A	Estimated yield of 16.40%	04/15/2029	1,000,000	236,951
Sound Point CLO VI-R, Ltd., Series 2014-2RA(g)	N/A	Estimated yield of 18.26%	10/20/2031	2,000,000	501,800
Symphony CLO XVI, Ltd., Series 2015-16A(g)	N/A	Estimated yield of 26.31%	10/15/2031	5,750,000	2,580,744
Thacher Park CLO, Ltd., Series 2014-1A(g)	N/A	Estimated yield of 0.00%	10/20/2026	6,000,000	858,168
THL Credit Wind River 2016-1 CLO, Ltd., Series 2016-1A(g)	N/A	Estimated yield of 21.10%	07/15/2028	4,000,000	2,211,812
THL Credit Wind River 2018-2 CLO, Ltd., Series 2018-2A(g)	N/A	Estimated yield of 13.18%	07/15/2030	2,500,000	1,820,045
THL Credit Wind River 2018-3 CLO, Ltd., Series 2018-3A(g)	N/A	Estimated yield of 15.22%	01/20/2031	3,000,000	2,219,430
Total CLO Equity (Cost $54,879,866)				$83,479,000	$45,494,570

	Shares
MONEY MARKET MUTUAL FUNDS - 6.39%* (4.11% of Total Investments)
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class (1.491% 7-Day Yield)	5,658,529	5,658,529
Total Money Market Mutual Funds (Cost $5,658,529)	$5,658,529	$5,658,529

Total Investments - 155.63% (Cost $150,489,776)		$137,857,044
Liabilities in Excess of Other Assets - (6.43)%		(5,697,965)
Leverage Facility (Net of $4,755 Deferred Leverage Costs) - (49.20)%		(43,580,245)
Net Assets - 100.00%		$88,578,834

*	Amounts are shown as a percentage of net assets as of December 31, 2019.
(a)	The rate shown is the coupon as of the end of the reporting period.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	This investment has an unfunded commitment as of December 31, 2019. For further details, see Note 4 to Quarterly Schedule of Investments.
(d)	All or a portion of this position has not settled as of the period end. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Trust will not accrue interest until the settlement date, at which point LIBOR will be established. The total cost of securities purchased on a when issued or delivery delayed basis was $3,466,004 as of December 31, 2019.
(e)	Issuer was in default and is non-income producing. Partial or no payments were paid on the last payment date. The aggregate value of these securities represented 0.41% of the Trust’s net assets.
(f)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also Note 2 of the Notes to Quarterly Schedule of Investments for additional information.
(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $64,836,288, which represents approximately 73.20% of net assets as of December 31, 2019. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(h)	CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and structural expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

All securities held as of December 31, 2019 are pledged as collateral for the Trust’s leverage facility.

XAI Octagon Floating Rate & Alternative Income Term Trust

Notes to Quarterly Schedule of Investments

December 31, 2019 (Unaudited)

1. ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017.

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the schedule of investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the schedule of investments during the period reported. Actual results may differ from those estimates, and the security valuations reflected in the schedule of investments may differ from the value the Trust ultimately realizes upon sale of the securities. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946. The schedule of investments has been prepared as of the close of the New York Stock Exchange (“NYSE”) on December 31, 2019.

Expense Recognition: Expenses are recorded on the accrual basis of accounting.

Portfolio Valuation: The net asset value per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities, by the number of shares outstanding.

Cash & Cash Equivalents: The Trust considers its investment in an FDIC insured interest-bearing account to be cash. Cash and cash equivalents are valued at cost plus any accrued interest. The Trust maintains cash balances, which, at times may exceed federally-insured limits. The Trust maintains these balances with a high-quality financial institution.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. Collateralized Loan Obligations (“CLO”) equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield method utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Trust as of December 31, 2019.

Effective yields for the Trust’s CLO equity positions are monitored and evaluated on a quarterly basis. The Trust also updates a CLO equity investment’s effective yield in each instance where there is a respective add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of cost basis until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Fair Value Measurements: The Trust discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Trust’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Trust has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Trust’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Trust’s investments as of December 31, 2019:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Secured Second Lien Loans	–	7,927,269	–	7,927,269
Senior Secured First Lien Loans	–	59,434,958	–	59,434,958
CLO Debt	$–	$–	$19,341,718	$19,341,718
CLO Equity	–	–	45,494,570	45,494,570
Money Market Mutual Funds	5,658,529	–	–	5,658,529
Total	$5,658,529	$67,362,227	$64,836,288	$137,857,044

*	For detailed descriptions, see the accompanying Schedule of Investments.

The Trust recognizes transfers between the levels as of the end of the period. For the period ended December 31, 2019, the Trust did not have any transfers between Level 1 and Level 2 securities.

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

	CLO Debt	CLO Equity	Total
Balance as of September 30, 2019	$17,302,570	$39,666,744	$56,969,314
Accrued Discount/Premium	2,471	-	$2,471
Reductions to CLO Equity Cost Basis(a)	-	(803,666)	$(803,666)
Realized Gain/(Loss)	(463,432)	(360,452)	$(823,884)
Change in Unrealized Appreciation/(Depreciation)	567,610	(3,391,910)	$(2,824,300)
Purchases	4,961,868	11,089,855	$16,051,723
Sales Proceeds	(3,029,369)	(706,001)	$(3,735,370)
Transfer into Level 3	-	-	$-
Transfer out of Level 3	-	-	$-
Balance as of December 31, 2019	$19,341,718	$45,494,570	$64,836,288
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2019	$309,083	$(3,630,469)	$(3,321,386)

(a) Reduction to cost value on CLO equity investments represents the difference between distributions received, or entitled to be received, and income earned for the three-month period ended December 31, 2019.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of the end of the reporting period. In addition to the techniques and inputs noted in the table below, according to the Trust’s valuation policy, the Trust may use other valuation techniques and methodologies when determining the Trust’s fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the fair value measurements as of the end of the reporting period.

	Quantitative Information about Level 3 Value Measurements
	Value as of			Range/
Assets	December 31, 2019	Valuation Methodologies	Unobservable Input	Weighted Average(2)
CLO Debt	19,341,718	Market Quotes	NBIB(1)	79.78-100.25 / 93.89
CLO Equity	45,494,570	Market Quotes	NBIB(1)	0.58-78.77 / 54.50
Total Level 3 assets	64,836,288

(1) The Trust generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determination for CLO debt and CLO equity investments, which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and CLO equity, in addition to NBIB prices provided by an independent pricing service or broker, the Trust also may consider a variety of relevant factors as set forth in the Trust’s valuation policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

(2) Weighted averages are calculated based on the value of investments on December 31, 2019.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

Loan Participations and Assignments: The Trust may invest in loans arranged through private negotiation between one or more financial institutions. The Trust’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not benefit directly from any collateral supporting the loan in which the Trust has purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some loans may be considered illiquid, and are generally less liquid than exchange-traded debt instruments.

3. LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300%). The Trust will not utilize leverage, either through Indebtedness, Preferred Shares or portfolio leverage, in an aggregate amount in excess of 40% of the Trust’s Managed Assets (including the proceeds of leverage).

On October 6, 2017, the Trust entered into a Credit Agreement (the “Credit Agreement”) with Sociètè Gènèrale (the “Lender”) that established a revolving credit facility (the “Facility”) of up to $40,000,000, with a maturity date of October 6, 2019. On September 20, 2018, the Trust entered into an amendment to its Credit Agreement pursuant to which interest on amount borrowed is based on one-month LIBOR plus 1.20%. On July 29, 2019, the Trust entered into an amendment to the Credit Agreement to increase the commitment under the Facility to $45,000,000. On October 4, 2019, the Trust entered into an amendment to the Credit Agreement to extend the Facility’s maturity date until October 6, 2021, subject to certain reciprocal termination rights; to reduce interest on amounts borrowed to be based on one-month LIBOR plus 1.10%; and to make certain other revisions. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, or (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratio of not less than 300% and maintain its registration as a closed-end management investment company.

For the three months ended December 31, 2019, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed was $40,386,739 and 2.98%, respectively. As of December 31, 2019, the amount of such outstanding borrowings was $43,585,000. The interest rate applicable to the borrowings on December 31, 2019 was 2.85%. All securities held as of December 31, 2019 are pledged as collateral for the leverage facility.

The use of leverage is a speculative technique that involves special risks. There can be no assurance that the Adviser’s and the Sub-Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage exposes the Trust to greater risk and increased costs than if it were not implemented. The more leverage that is utilized by the Trust, the more exposed the Trust will be to the risks of leverage. The use of leverage by the Trust causes the net asset value of the common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value, market price and dividend rate of the common shares is likely to be more volatile than those of a fund that is not exposed to leverage. Leverage increases operating costs, which may reduce total return. The Trust pays interest on its borrowings, which may reduce the Trust’s return. Increases in interest rates that the Trust must pay on its borrowings will increase the cost of leverage and may reduce the return to common shareholders. The risk of increases in interest rates may be greater in the current market environment. During the time in which the Trust is utilizing leverage, the amount of the investment advisory fee paid by the Trust will be higher than if the Trust did not utilize leverage because the fees paid will be calculated based on the Trust’s Managed Assets (including proceeds of leverage). Common shareholders bear the portion of the management fee attributable to assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee.

4. UNFUNDED COMMITMENTS

The Trust may enter into certain credit agreements, all or a portion of which may be unfunded. The Trust is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. At December 31, 2019, the Trust had an unfunded commitment shown below.

Security	Unfunded Commitments as of December 31, 2019
McDermott International, Inc., Facility	$95,609

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	February 25, 2020	President and Chief Executive Officer
(principal executive officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	February 25, 2020	President and Chief Executive Officer
(principal executive officer)

By:	(Signature and Title)	/s/ John “Yogi” Spence
John “Yogi” Spence
Date:	February 25, 2020	Treasurer and Chief Financial Officer
(principal financial officer)